Exhibit 10.92
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
PURCHASE AGREEMENT NUMBER 04815

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

relating to

BOEING MODEL 787 AIRCRAFT

UAL-PA-04815    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

PURCHASE AGREEMENT NO. 04815

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

This Purchase Agreement No. 04815 between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer), dated as of the date executed below (Effective Date), relating to the purchase and sale of Model 787 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA).
1.Quantity, Model and Description.
The aircraft to be delivered to Customer will be designated as Model 787-*** aircraft, model 787-*** or model 787-*** (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.
2.Delivery Schedule.
The scheduled months of delivery of the Aircraft are listed in the attached Table 1. The scheduled delivery month for any Aircraft may be *** with *** by Boeing to Customer (Delivery ***). If the scheduled delivery month is ***, then only those obligations to be performed under the Purchase Agreement after the Delivery *** will be performed to the *** delivery month. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.
3.Price.
3.aAircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to *** in accordance with the terms of this Purchase Agreement.
3.b*** Payment Base Prices. The *** Payment Base Prices listed in Table 1 were calculated utilizing the *** on the date of this Purchase Agreement *** to the month of scheduled delivery
UAL-PA-04815    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.Payment.
4.aBoeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).
4.bThe standard *** payment schedule for the Model 787 aircraft requires Customer to make certain *** payments, expressed in a percentage of the *** Base Price of each Aircraft beginning with a payment of *** percent (***%), less the Deposit, due within *** of the Effective Date. Additional *** payments for each Aircraft are due as specified *** of the months listed in the attached Table 1.
4.cFor any Aircraft whose scheduled month of delivery is less than *** from the Effective Date, the total amount of *** payments due within *** of the Effective Date will include all *** payments which are past due in accordance with the standard *** payment schedule set forth in paragraph 4.2 above.
4.dCustomer will pay the balance of the Aircraft Price of each Aircraft ***.
5.Additional Terms.
5.aAircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable *** factors and (vi) *** Payment Base Prices and *** payments and their schedules.
5.b***. Supplemental Exhibit AE1 contains the applicable *** formula.
5.cBuyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other variables applicable to the Aircraft.
5.dCustomer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1. Supplemental Exhibit CS1 supersedes in its entirety Exhibit B to the AGTA, and, for clarity, all references to Exhibit B to the AGTA will be deemed to refer to Supplemental Exhibit CS1 to the Purchase Agreement. If Customer obtains, or is set to obtain, duplicative training and planning assistance from that specified in Supplemental Exhibit CS1, then Boeing may adjust Supplemental Exhibit CS1 accordingly.
5.eEngine *** Variables. Supplemental Exhibit EE1 contains the applicable engine *** formula, the engine warranty *** for the Aircraft, describes the applicable engine *** formula and contains the engine warranty *** for the Aircraft.
5.fService Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.
5.gPublic Announcement. Boeing and Customer reserve the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of their respective press release by the other party’s public relations department or other authorized representative.
UAL-PA-04815    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.hNegotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; and the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.
AGREED AND ACCEPTED this 31st day of May of 2018:

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President Finance and acting Chief Financial Officer
Title	Title

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
UAL-PA-04815    Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Article 5.	Additional Terms
TABLE
1.	787-*** Aircraft Delivery, Description, Price and ***
EXHIBITS
A	787-*** Aircraft Configuration
A2	787-*** Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	***/Airframe and *** Features for the 787 Aircraft
BFE1.	BFE Variables 787-*** Aircraft
CS1.	Customer Support Document
EE1.	Engine ***, Engine Warranty ***
SLP1.	Service Life Policy Components
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802881	Open Configuration Matters
LA-1802882	Special Matters Relating to COTS Software and End User License Agreements
LA-1802883	Installation of Cabin Systems Equipment
UAL-PA-04815    Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

LA-1802884	Model 787 Post-Delivery Software & Data Loading
LA-1802885	Aircraft Model ***
Attachment A, 787-*** Airframe Pricing of *** Aircraft with ***
Attachment B, 787-*** with ***
Attachment C, 787-*** with ***
LA-1802886	Special Matters
LA-1802887	***
LA-1802888	*** for 787-*** Aircraft
LA-1802889	Demonstration Flight Waiver
LA-1802890	Privileged and Confidential Matters
LA-1802891	787-***
LA-1802892	787 Special Terms – Seats
LA-1802893	AGTA Matters
LA-1802894	Assignment Matters
LA-1802895	*** Matters
LA-1802896	Model 787 e- Enabling
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
LA-1802897	*** Aircraft
Attachment A-1, 787-***with *** Engines: *** Aircraft Delivery, Description, Price and ***
Attachment A-2, 787-***with *** Engines: *** Aircraft Delivery, Description, Price and ***
LA-1802898	*** Rights for Certain 787 Aircraft

UAL-PA-04815    Page 6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

		Table 1 to Purchase Agreement No. 04815 787-*** Aircraft Delivery, Description, Price and *** (787-***)
Airframe Model/MTOW:			787-***	*** pounds	1		Detail Specification:		***	4Q15 External Fcst
Engine Model/Thrust:			***	*** pounds	2		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				$***			Engine Price Base Year/*** Formula:		***	***
*** Features:				$***	3
Sub-Total of Airframe and Features:				$***			Airframe *** Data:
Engine Price (Per Aircraft):				$***	2		Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				$***			Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				$***			Engine *** Data:
In-Flight Entertainment (IFE) Estimate:				$***			Base Year Index (ECI):		***
Deposit per Aircraft:				$***	4		Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	***Estimate*** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
							***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
	Total:	***

[1] ***
[2] Engine model, thrust and pricing are ***
[3] *** Letter Agreement UAL-PA-04815-LA-1802881 entitled "Open Configuration Matters"

[4] Amount is as of the Effective Date
UAL-PA-04815    Page 7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

EXHIBIT A to PURCHASE AGREEMENT NUMBER 04815

UAL-PA-04815-EXA    Page 1
BOEING PROPRIETARY

EXHIBIT A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-*** AIRCRAFT

The Airframe Price in Table 1 ***specified in Attachment 1 to this Exhibit A *** to the provisions of Letter Agreement UAL-PA-04815-LA-1802881 to the Purchase Agreement, entitled “Open Configuration Matters”.

UAL-PA-04815-EXA    Page 2
BOEING PROPRIETARY

787-*** AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Exhibit A2 to Purchase Agreement Number 04815 for

787-*** Aircraft with ***

P.A. No. 04815    A2    SA-9
PA_Exhibit_A2        Rev.: 10/3/07
BOEING PROPRIETARY

Exhibit A2 to
Purchase Agreement No. 04815

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 787-*** AIRCRAFT

The Detail Specification is Boeing document entitled ***. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A and ***. As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such ***.

There is ***.

P.A. No. 04815    A2-2    SA-9
PA_Exhibit_A2        Rev.: 10/3/07
BOEING PROPRIETARY

Exhibit A2 to
Purchase Agreement No. 04815

*** Number	Title	*** Price/787-*** Aircraft ***	*** Price/787-*** Aircraft ***
***	***	***	***

P.A. No. 04815    A2-3    SA-9
PA_Exhibit_A2        Rev.: 10/3/07
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

EXHIBIT B to PURCHASE AGREEMENT NUMBER  04815

UAL-PA-04815-EXB    Page 1
BOEING PROPRIETARY

EXHIBIT B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 787 AIRCRAFT
Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished. If Customer fails to meet any particular deadline for an Aircraft, such failure shall not be deemed a breach of the Purchase Agreement provided that Customer promptly contacts Boeing to negotiate and agree upon a later deadline that will not interrupt Boeing's manufacturing operations nor cause a delay in delivery of the affected Aircraft.
1.GOVERNMENT DOCUMENTATION REQUIREMENTS.
Certain actions are required to be taken by Customer *** of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.
1.aAirworthiness and Registration Documents. Not later than *** prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than *** prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.
Customer is responsible for furnishing any temporary or permanent registration certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.
1.bCertificate of Sanitary Construction.
1.1.iU.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.
1.1.iiNon-U.S. Registered Aircraft. If, for any Customer non-U.S. registered Aircraft, Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least *** prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United
UAL-PA-04815-EXB    Page 2
BOEING PROPRIETARY

States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to ***.
1.cCustoms Documentation.
1.1.iImport Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than *** prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.
1.1.iiGeneral Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than *** prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.
If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than *** prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.
1.1.iiiExport Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.
2.INSURANCE CERTIFICATES.
Unless provided earlier, Customer will provide to Boeing not later than *** prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.
UAL-PA-04815-EXB    Page 3
BOEING PROPRIETARY

3.NOTICE OF FLYAWAY CONFIGURATION.
Not later than *** prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested "flyaway configuration" of the Aircraft for its ferry flight. This configuration letter should include:
(a)the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;
(b)the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;
(c)any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer's subsequent Aircraft;
(d)a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and
(e)a complete ferry flight itinerary.
4.DELIVERY ACTIONS BY BOEING.
1.aSchedule of Inspections. All inspections of the Aircraft by FAA, Boeing, Customer and, if required, U.S. Customs Bureau will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Boeing will inform Customer of such schedules.
1.bSchedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.
1.cSchedule for Customer's Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.
1.dFuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
787	***
1.eFlight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, trash bags in the galleys, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.
1.fDelivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If the Aircraft will be registered with the FAA, Boeing will pre-position in ***, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing to Customer.
UAL-PA-04815-EXB    Page 4
BOEING PROPRIETARY

1.gDelegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a delegation of authority, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.
5.DELIVERY ACTIONS BY CUSTOMER.
1.aAircraft Radio Station License. At delivery Customer will provide its aircraft radio station license to be placed on board the Aircraft following delivery.
1.bAircraft Flight Log. At delivery Customer will provide the aircraft flight log for the Aircraft.
1.cDelegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer's delegation of authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.
1.dTSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application of the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.
1.eElectronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

UAL-PA-04815-EXB    Page 5
BOEING PROPRIETARY

*** FEATURES
***

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit AE1
to Purchase Agreement Number 04815

UAL-PA-04815-AE1    Page 1
BOEING PROPRIETARY

*** FEATURES
***
relating to
BOEING MODEL 787 AIRCRAFT
1.Formula.
*** and *** Features price *** are used *** to be *** in *** at the signing of this Purchase Agreement *** to be *** at *** for the *** of ***. The Airframe *** will be *** at the time of *** in accordance with the following formula:

***
Where:
***
*** plus the ***
(as set forth in Table 1 of this Purchase Agreement).

***

Where
***    is the ***
(as set forth in Table 1 of this Purchase Agreement)
***    is the *** value of ***, using ***
***    is the *** value of ***, using ***; and
***    is a *** determined using the ***, calculated by establishing a *** value (expressed as a decimal and rounded to the nearest tenth) using the values for the *** prior to the month of scheduled delivery of the applicable Aircraft. As the *** values are only released on a ***, the value released for the *** will be used for the ***; the value released for the *** will be used for the ***; the value released for the *** will be used for the ***; the value released for the *** will be used for the ***.

***

Where:
***    is the *** (as set forth in Table 1 of this Purchase Agreement)
***    is a *** determined using the ***, calculated as a *** of the released *** (expressed as a decimal and rounded to the nearest tenth) using the values for the *** prior to the *** scheduled delivery of the applicable Aircraft.
As an example, for an Aircraft scheduled to be delivered in the month of ***, the *** of the *** will be utilized in determining the value of *** and ***.
Note:
UAL-PA-04815-AE1    Page 2
BOEING PROPRIETARY

(a)In determining the values of *** and ***, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.
(b)*** is the numeric ratio attributed to *** in the *** formula.
(c)*** is the numeric ratio attributed to *** in the *** formula.
(d)The *** are the actual average values reported by the ***. The actual average values are calculated as a *** of the released *** (expressed as a decimal and rounded to the nearest tenth) using the values for the *** prior to the ***. The applicable base year and corresponding *** is provided by Boeing in Table 1 of this Purchase Agreement.
(e)The final value of *** will be rounded to the nearest dollar.
(f)The *** will not be made if it will *** in the ***.
2.Values to be Used if *** Are Not Available.
1.aIf the *** revises the methodology used for the determination of the values to be used to determine the *** and *** values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable ***, the parties will, prior to the delivery of any such Aircraft, select a substitute from other *** or ***. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within *** after delivery of the Aircraft, the *** should resume releasing values for the months needed to *** the ***, *** will be used *** or *** in the *** for the *** from that *** at the *** of *** of the ***.
1.bNotwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the *** changes the base year for determination of the *** and *** values as defined above, such *** will be *** in the ***.
1.cIn the event *** are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to *** the *** of any *** to *** an *** for *** or *** with the *** of *** of this *** in *** and *** since *** to the *** shown in ***.
1.dIf within *** of Aircraft delivery, the published index values are revised due to an acknowledged error by the *** will be *** (this does not include those values noted as preliminary by the ***). A *** or *** will be issued for *** for the period of original invoice to issuance of *** or ***.
Notes:
(a)The values released by the *** and available to Boeing *** to the first day of the scheduled delivery month of an Aircraft will be used to determine the *** and *** for the applicable months (including those noted as preliminary by the ***) to calculate the *** for the Aircraft invoice at the time of delivery. The values will be considered final and *** will be *** for any *** in ***.
(b)The maximum number of digits to the right of the decimal after rounding utilized in any part of the *** equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.
UAL-PA-04815-AE1    Page 3
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit BFE1
to Purchase Agreement Number  04815

UAL-PA-04815-BFE1    Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 787-*** AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.
1.Supplier Selection.
Select and notify Boeing of the suppliers and model/part of the following BFE items by *** of the following ***, unless otherwise indicated:

***	***
2.On-dock Dates and Other Information.
Unless otherwise indicated, the below “Completion Date” represents the *** of the *** by when the specific milestone must be completed to support the ***.

***
***	***
***
On or before ***, Boeing will provide to Customer BFE requirements, electronically in My Boeing Fleet (MBF) through My Boeing Configuration (MBC) or by other means, setting forth the items, quantities, technical reviews, on-dock dates, shipping instructions and other requirements relating to the in-sequence installation of BFE. These requirements may be periodically revised by Boeing. Customer and Boeing rights and obligations related to the BFE requirements established in this Supplemental Exhibit BFE1 are set forth in Exhibit A to the AGTA. For planning purposes, the first Aircraft preliminary *** requirements and preliminary on-dock dates for all BFE items are set forth below.
Preliminary On-Dock
Note: All requirements are set forth below.
Unless otherwise noted, the due date is the *** of ***.

	***	***	***
***	***	***	***
UAL-PA-04815-BFE1    Page 2
BOEING PROPRIETARY

***
** Needs to be negotiated with *** to support ***. *** is *** between shipsets, in some cases there are *** between shipsets. Cannot *** shipsets *** regardless of ***.
UAL-PA-04815-BFE1    Page 3
BOEING PROPRIETARY

3.    Additional Delivery Requirements - Import.
Customer will be the importer of record (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html
UAL-PA-04815-BFE1    Page 4
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

SUPPLEMENTAL EXHIBIT CS1 to PURCHASE AGREEMENT NUMBER 04815

This document contains:

Part 1	Boeing Maintenance and Flight Training Programs; Operations Engineering Support
Part 2	Field and Engineering Support Services
Part 3	Technical Information and Materials
Part 4	Alleviation or Cessation of Performance
Part 5	Protection of Proprietary Information and Proprietary Materials
P. A. No. 04815    CS1 Page 1
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 1:    BOEING MAINTENANCE AND FLIGHT TRAINING
PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.Boeing Training Programs.
Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Supplemental Exhibit CS1.
1.aCustomer is awarded ***points (Training Points); ***. Accordingly, there are a *** from Section 1.1. At any time before *** after delivery of Customer’s last Aircraft (Training Program Period) Customer may exchange Training Points for any of the training courses described on Attachment A at the *** described on Attachment A. At the end of the Training Program Period ***.
2.Training Schedule and Curricula.
4.aCustomer and Boeing will together define and schedule a mutually acceptable plan for the *** programs. At the conclusion of each planning discussion the parties will document Customer’s course selection and training requirements, and, if applicable, Training Point application and remaining Training Point balance.
4.bCustomer may also request training by written notice to Boeing identifying desired courses, dates and locations. Within *** of Boeing’s receipt of such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.
3.Location of Training.
5.aBoeing will conduct *** at any of its appropriately equipped training facilities. Customer will decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired.
5.bIf requested by Customer, Boeing will conduct training (except *** and courses designated with a *** on Attachment A) at a mutually acceptable alternate training site, subject to the following conditions:
3.2.iCustomer will provide acceptable classroom space and training equipment required to present the courses;
3.2.iiCustomer *** Boeing’s *** for lodging, ground transportation, laundry, baggage handling, communication costs and per diem meal charge for each Boeing instructor for each day, or fraction thereof, that the instructor is away from his home location, including travel time;
3.2.iiiCustomer *** Boeing for *** of *** of training Materials which must be shipped to the alternate training site;
3.2.ivCustomer *** by Boeing and its employees *** Boeing’s providing training at the alternate site or ***; and
3.2.vCustomer ***, if any, which *** of such alternate site.
4.Training Materials.
Training Materials will be provided for each student. Training Materials may be used only for (i) the individual student’s reference during Boeing provided training and for review
P. A. No. 04815    Part 1 of CS1, Page 1
BOEING PROPRIETARY

thereafter and (ii) Customer’s provision of training to individuals directly employed by Customer.
5.Additional Terms and Conditions.
5.aAll training will reflect an airplane configuration defined by (i) Boeing’s standard configuration specification for 787 aircraft, (ii) Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any *** features selected by Customer from Boeing’s standard catalog of *** features. Upon Customer’s request, Boeing may provide training customized to reflect other elements of Customer’s Aircraft configuration subject to a *** and other applicable terms and conditions.
5.bAll training will be provided in the English language. If translation is required, Customer will provide interpreters. Customer *** in Boeing’s standard course length to accommodate translation and ***.
5.cCustomer *** of Customer’s personnel. Boeing *** Customer's personnel between their local lodging and Boeing's training facility.
5.dBoeing ***personnel will not be required to work more than *** will be spent in actual flying (Pilot Day). These foregoing restrictions will not apply to ferry flight assistance or revenue service training services, which will be governed by FAA rules and regulations.
5.eNormal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and *** ground support and Aircraft storage in the open, but *** provision of spare parts. Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for *** at Boeing’s facility in accordance with the *** and the Repair Station Operation and ***. Customer *** if *** is conducted elsewhere. Regardless of the location of such training, Customer *** all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, ***.
5.fIf the training is based at Boeing’s facility and the Aircraft is damaged during such training, Boeing *** to the Aircraft as promptly as possible. Customer ***. If Boeing’s ***, Boeing and Customer will ***.
5.gIf the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option. Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.
5.hIf Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing *** with the flight training. At least *** before flight training, Customer *** against which ***. *** to Customer approximately *** after flight training is completed, when all *** have been received and verified. Customer *** to Boeing within *** of the date ***.
5.iIf requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Aircraft. If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, ***.

P. A. No. 04815    Part 1 of CS1, Page 2
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 2:    FIELD AND ENGINEERING SUPPORT SERVICES

1.Field Service Representation.
Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives).
1.aField service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery *** of the first Aircraft and ending *** after delivery of the last Aircraft covered by a specific purchase agreement.
1.bCustomer will provide*** to Boeing, suitable enclosed office space with walls and a lockable door that is separated from other OEMs and the airline, located at the Customer’s facility or other site as mutually agreed. Customer will provide the necessary infrastructure (i.e. local area network (LAN) lines) to enable wired high-speed internet capability in the office. As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.
1.cBoeing’s Field Service Representatives are assigned to various airports and other locations around the world. Whenever Customer’s Aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.
2.Engineering Support Services.
4.aBoeing will, if requested by Customer, provide technical advisory assistance from the Puget Sound area or a base designated by Customer as appropriate for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA). Technical advisory assistance provided will include:
i.Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and a suggestion of possible solutions.
ii.Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and a suggestion of possible solutions.
iii.Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and a suggestion of possible solutions.
iv.Analysis and commentary on Customer’s engineering releases relating to structural repairs *** Boeing’s Structural Repair Manual including those repairs requiring advanced composite structure design.
v.Analysis and commentary on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design. Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.
vi.Maintenance Engineering. Boeing will provide the following Maintenance Engineering support:
2.1.6.1Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s maintenance program resulting from
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BOEING PROPRIETARY

minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.
2.1.6.2ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s ETOPS maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.
2.1.6.3GSE/Shops/Tooling Consulting. Upon request, Boeing will provide assistance to Customer in identifying the impact to Customer’s maintenance tools and ground support equipment resulting from the minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.
vii.Flight Operations Engineering Support. Boeing will provide the following Flight Operations Engineering support:
1.Assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of Aircraft.
2.Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance.
3.Assistance with solving operational problems associated with delivery and route-proving flights.
4.Information regarding significant service items relating to Aircraft performance or flight operations.
5.If requested by Customer, Boeing will provide operations engineering support during the ferry flight of an Aircraft. Such support will be provided from the Puget Sound area or from an alternate location, at Boeing’s sole discretion.
6.Assistance in developing an Extended Operations (ETOPs) plan for regulatory approval.
7.Flight Operations Services. Boeing will revise, as applicable, flight data, documents and software provided with previously delivered aircraft.
8.Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL).
4.bPost Delivery/Service Support. Boeing will, if requested by Customer, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing’s facility prior to completion of that flight. The following conditions will apply to Boeing’s performance:
i.Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.
ii.As ***, the insurance provisions of Article 8.2 of the AGTA ***.
iii.The provisions of the Boeing warranty in Part 2 of Exhibit C of the AGTA apply.
iv.Customer *** Boeing for requested work *** the Boeing warranty, if any.
v.The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA apply.
4.cBoeing may, at Customer’s request, provide *** other than those described in Articles 2.1 and 2.2 of this Part 2 of Supplemental Exhibit CS1 for an Aircraft after delivery, which may include, but not be limited to, ***. Such *** will be subject to ***. The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER
P. A. No. 04815    Part 2 of CS1, Page 2
BOEING PROPRIETARY

DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work. *** any such Aircraft will always remain with Customer.
P. A. No. 04815    Part 2 of CS1, Page 3
BOEING PROPRIETARY

787    CUSTOMER SUPPORT DOCUMENT

PART 3:    TECHNICAL INFORMATION AND MATERIALS

1.General.
Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information. Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software. Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.
Customer Information is defined as that data provided by Customer to Boeing which falls into one of the following categories: (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data, (vii) scheduled maintenance data; (viii) service bulletin incorporation; and (ix) aircraft data generated or received by equipment installed on Customer’s aircraft in analog or digital form including but not limited to information regarding the state, condition, performance, location, setting, or path of the aircraft and associated systems, sub-systems and components
Upon execution by Customer of Boeing’s standard form Customer Services General Terms Agreement, Supplemental Agreement for Electronic Access and, as required, the applicable Boeing licensed software order, Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft. Such Materials will, if applicable, be prepared generally in accordance with Aerospace Industries Association Specification 1000D (S1000D) and Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance.” Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use. Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.
2.Technical Data and Maintenance Information.
Boeing will provide technical data and maintenance information equivalent to that traditionally provided by Boeing to Customer. Boeing (i) will provide such data and information through electronic access or other means, and (ii) reserves the right to change the format of such data and information, both at its sole discretion. Boeing may elect to fulfill this obligation by revising, as applicable, previously provided technical data and maintenance information.
3.Advance Representative Materials.
Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access. Such advance Materials will be for advance planning purposes only.
4.*** Maintenance Engineering Materials.
All *** Materials will reflect the configuration of each Aircraft as delivered.
5.Revisions.
5.aThe schedule for updating certain Materials will be identified in the planning conference. Such updates will reflect changes to Materials developed by Boeing.
P. A. No. 04815    Part 3 of CS1, Page 1
BOEING PROPRIETARY

5.bIf Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.
6.Supplier Technical Data.
6.aFor supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.
6.bThe provisions of this Article will not be applicable to items of BFE.
6.cPrior to the scheduled *** of the first Aircraft, Boeing will furnish to Customer copies of the documents which identify the terms and conditions of the product support agreements between Boeing and its suppliers Product Support and Assurance Agreements (PSAA).
7.Buyer Furnished Equipment Data.
Boeing will incorporate BFE maintenance information, as applicable, into the configured Materials providing Customer makes the information available to Boeing at least *** prior to the scheduled delivery *** of each Aircraft. Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered. Upon Customer’s request, Boeing may provide update service *** to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services. Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format, ATA Spec 2000.
8.Customer’s Shipping Address.
From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access. Customer will specify a single address and Customer will promptly notify Boeing of any change to that address. Boeing *** of the Materials. Customer is ***.
P. A. No. 04815    Part 3 of CS1, Page 2
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 4:    ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any Materials, services, training or other things at a facility designated by Customer if any of the following conditions exist and those conditions would prevent Boeing form performing its services or make the performance of such services impracticable or inadvisable:
1.a labor stoppage or dispute in progress involving Customer;
2.wars or warlike operations, riots or insurrections in the country where the facility is located;
3.any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families;
4.the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country; or
5.the United States Government refuses permission to Boeing to deliver Materials, services, training or other things to the country where the facility is located.
After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

P. A. No. 04815    Part 4 of CS1, Page 1
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT

PART 5:    PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

1.General.
All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement. Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party. Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement, or the CSGTA, and except to the extent required by the law.
2.License Grant.
4.aBoeing grants to Customer a *** license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement. Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under the AGTA as amended by the terms of the Purchase Agreement. Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.
4.bCustomer grants to Boeing a *** license to use and disclose Customer Information ***in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information. This grant is in addition to any other grants of rights in the agreements governing provision of such information to Boeing regardless of whether that information is identified as Customer Information in such agreement.
3.Use of Proprietary Materials and Proprietary Information.
Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.
4.Providing of Proprietary Materials to Contractors.
Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials have been specified by Boeing. In addition, Customer may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use. Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement. Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor. A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.
5.Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.
P. A. No. 04815    Part 5 of CS1, Page 1
BOEING PROPRIETARY

5.aWhen and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such Aircraft. Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed. Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.
In the event of an Aircraft or Aircraft systems-related incident, the Customer *** to Customer Information pertaining to its Aircraft or fleet. ***.

P. A. No. 04815    Part 5 of CS1, Page 2
BOEING PROPRIETARY

787 CUSTOMER SUPPORT DOCUMENT
ATTACHMENT A
787 ***
Revision Date ***

***	***	***
***

P. A. No. 04815    Att. A to CS1, Page1
BOEING PROPRIETARY

ENGINE ***,
ENGINE WARRANTY AND ***

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

Supplemental Exhibit EE1
to Purchase Agreement Number 04815

UAL-PA-04815-EE1    Page 1
BOEING PROPRIETARY

ENGINE ***,
ENGINE WARRANTY AND ***

relating to

BOEING MODEL 787 AIRCRAFT

1.ENGINE ***.
The ****** of each Aircraft set forth in Table 1 of the Purchase Agreement includes an *** for *** and all accessories, equipment and parts provided by the engine manufacturer (Engines). The *** in *** applicable to each Aircraft (***) will be determined at the time of *** in accordance with the following formula:

***	***
Where:
***
***(as set forth in Table 1 of this Purchase Agreement).

***

Where
***    is the ***
(as set forth in Table 1 of this Purchase Agreement)
***    is the *** value of ***, using ***
***    is the *** value of ***, using ***; and
***    is a *** determined using the ***, calculated by establishing a *** (expressed as a decimal and rounded to the nearest tenth) using the values for the *** prior to the month of scheduled delivery of the applicable Aircraft. As the *** are only released on a ***, the value released for the *** will be used for the ***; the value released for the *** will be used for the ***; the value released for the *** will be used for the ***; the value released for the *** will be used for the ***.

***
Where:
***    is the *** (as set forth in Table 1 of this Purchase Agreement)
***    is a *** determined using the ***, calculated as a *** *** of the released *** (expressed as a decimal and rounded to the nearest tenth) using the values for the *** prior to the *** scheduled delivery of the applicable Aircraft.
As an example, for an Aircraft scheduled to be delivered in the month of ***, the *** of the *** will be utilized in determining the value of *** and ***.
NOTE:
UAL-PA-04815-EE1    Page 2
BOEING PROPRIETARY

(a)In determining the values of *** and ***, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.
(b)*** is the numeric ratio attributed to *** in the *** formula.
(c)*** is the numeric ratio attributed to *** in the *** formula.
(d)The *** are the actual average values reported by the ***. The actual average values are calculated as a *** of the released *** (expressed as a decimal and rounded to the nearest tenth) using the values for the *** the *** base year. The applicable base year and corresponding *** is provided by Boeing in Table 1 of this Purchase Agreement.
(e)The final value of *** will be rounded to the nearest dollar.
(f)The *** will not be made if it will *** in the ***.
2.Values to be Utilized in the Event of Unavailability.
1.aIf the *** substantially revises the methodology used for the determination of the values to be used to determine the *** and *** values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable ***, General Electric Aircraft agrees to meet jointly with Boeing and the Customer (to the extent such parties may lawfully do so) prior to the delivery of any such Aircraft, to select a substitute from other *** or ***. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within *** after delivery of the Aircraft, the *** should resume releasing values for the months needed to *** the ***; *** will be used *** or *** in the *** for the *** from that *** at the *** of *** of ***.
1.bNotwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the *** changes the base year for determination of the *** and *** values as defined above, such *** will be *** in the ***.
1.cIn the event *** are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to *** the *** of any *** to *** an *** for *** or *** with the *** of *** of this *** in *** and *** since *** of the *** to the *** in ***.
1.dIf within *** of Aircraft delivery, the published index values are revised due to an acknowledged error by the ***, the *** will be *** (this does not include those values noted as preliminary by the ***). A *** or *** will be issued *** for the period of original invoice to issuance of *** or ***.
NOTES:
(a)The values released by the *** and available to Boeing *** prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the *** and *** values for the applicable months (including those noted as preliminary by the ***) to calculate the *** for the Aircraft invoice at the time of delivery. The values will be considered final and *** will be *** for any *** in ***.
(b)The maximum number of digits to the right of the decimal after rounding utilized in any part of the *** will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.
3.Engine ***.
UAL-PA-04815-EE1    Page 3
BOEING PROPRIETARY

Boeing has obtained from *** the right to extend to *** the *** of *** *** as set forth below (***); subject, however, to *** acceptance of the conditions set forth herein. Accordingly, *** to *** and *** the *** as hereinafter set forth, and such *** to all *** type engines (including all Modules and Parts thereof), as such terms are defined in the *** installed in the Aircraft at the time of delivery or purchased from Boeing by *** for support of the Aircraft except that, if *** and *** have executed, or hereinafter execute, a general terms agreement (Engine GTA), then the terms of the Engine GTA *** and *** the *** and the *** will be *** or *** and *** Boeing *** GE will have ***. In consideration for ***.
The Warranty is contained in the *** and *** set forth in Exhibit C to the applicable purchase contract between *** and Boeing. Copies of the *** and *** will be provided to *** by Boeing upon request.
UAL-PA-04815-EE1    Page 4
BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

UNITED AIRLINES, INC.

SUPPLEMENTAL EXHIBIT SLP1
to PURCHASE AGREEMENT NUMBER 04815

UAL-PA-04815-SLP1    Page 1
BOEING I UNITED AIR LINES, INC. PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 787 AIRCRAFT
This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of this Purchase Agreement.
1.Wing.
***
2.Body.
***
3.Vertical Stabilizer.
***
4.Horizontal Stabilizer.
***
5.Engine Strut.
***
6.Main Landing Gear.
***
7.Nose Landing Gear.
***
NOTE: The Service Life Policy *** the Covered Components.
UAL-PA-04815-SLP1    Page 2
BOEING I UNITED AIR LINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04815-LA-1802881
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Open Configuration Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1. 787-*** Aircraft Configuration.
1.aInitial Configuration. The initial configuration of the 787-*** Aircraft is ***. Due to the long period of time between Purchase Agreement signing and delivery of the first 787-*** Aircraft, the final configuration of the 787-*** Aircraft will be completed as described below.
1.bFinal Configuration. The 787-*** Aircraft configuration will be completed using the Boeing then-current basic model 787-*** applicable to the 787-*** Aircraft. Boeing and Customer will incorporate certain other configuration changes into the 787-*** Aircraft as such changes are *** (Final Configuration) in accordance with the following schedule:
1.2.i***, Boeing and Customer will meet to discuss *** features.
1.2.ii***, Boeing *** into the 787-*** Aircraft during production.
1.2.iii***, Customer will *** or *** the *** features.
1.2.ivIf Customer fails to meet any particular deadline for an Aircraft, such failure *** of the Purchase Agreement provided that Customer promptly contacts Boeing to ***.
2.Effect on Purchase Agreement.
4.aFollowing Final Configuration, Boeing will provide a written amendment to the Purchase Agreement (Amendment). Customer will execute the Amendment within *** addressing the items below:
i.*** to the basic model 787-*** aircraft which are applicable to the 787-*** Aircraft and ***;
ii.*** features *** Customer pursuant to Article 1.2 above (Customer Configuration ***);
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Open Configuration Matters    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

iii.Update the 787-*** Aircraft configuration definition contained in Exhibit A of the Purchase Agreement and referenced in Table 1 of the Purchase Agreement; and
iv.*** contained in Table 1 of the Purchase Agreement *** reflected in the Customer Configuration ***.
4.bRevisions to the *** may be included in the Amendment when such Customer Configuration *** have a significant effect on 787-*** Aircraft ***, otherwise such *** will be addressed at the time Boeing ***.
4.cIf the Amendment to the Purchase Agreement does not occur as set out in Article 2.1 above, then Boeing *** on Customer’s *** of the *** features, as set out in Article 1.2 above, as Customer *** of the Amendment and *** the Customer Configuration *** in the 787-*** Aircraft.
3.Other Letter Agreements.
As the definition of the 787-*** Aircraft progresses, there may be a need to execute additional letter agreements addressing one or more of the following subjects:
5.aSoftware. Additional provisions relating to software.
5.bInstallation of Cabin Systems Equipment. Additional provisions relating to the terms under which Boeing will offer and install in-flight entertainment systems in the 787-*** Aircraft.
5.cSeller Purchased Equipment (SPE) and/or Buyer Furnished Equipment (BFE). Provisions relating to the terms under which Boeing may offer or install SPE and/or BFE in the 787-*** Aircraft.
4.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
5.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
UAL-PA-04815-LA-1802881
Open Configuration Matters    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

UAL-PA-04815-LA-1802881
Open Configuration Matters    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

UAL-PA-04815-LA-1802881
Open Configuration Matters    Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04815-LA-1802882
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters relating to COTS Software and End User License Agreements
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Recitals
1.Certain third party, commercial off-the-shelf software products are available to perform various functions required in the Aircraft (COTS Software).
2.The industry practice for COTS Software is to permit manufacturers to install the software in products for sale to customers. The manufacturer is required to pass to the customer an End User License Agreement (EULA), which covers the right to use the COTS Software. The EULAs also require each user of the product to further license the software and pass the EULA to any user to whom the product is transferred.
3.Because of the described industry practice with respect to COTS Software, Boeing does not acquire title to COTS Software and cannot pass title to COTS Software at the time of delivery of the Aircraft.
4.Therefore, the parties desire to amend certain provisions of the Purchase Agreement to properly reflect the respective rights and obligations of the parties with respect to the COTS Software included in the Aircraft.
Agreement
1.At delivery of the Aircraft, Boeing will furnish to Customer copies of all EULAs applicable to the Aircraft, and Customer agrees to comply with all provisions of the applicable EULAs.
2.Notwithstanding the provisions of Article 6.3 of the AGTA, ***, Boeing will provide Customer a bill of sale conveying good title, free of encumbrances except as provided in applicable EULAs.
3.In connection with any sale or other transfer of the Aircraft, Customer agrees to comply with all provisions of the applicable EULAs, including without limitation the relicensing of the software to Customer's transferee and the flow down within such license of the further
UAL-PA-04815-LA-1802882
Special Matters relating to COTS Software and End User License Agreements    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

requirement that Customer's transferee comply with and flow to other transferees the obligations of the EULA.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

UAL-PA-04815-LA-1802882
Special Matters relating to COTS Software and End User License Agreements    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

UAL-PA-04815-LA-1802882
Special Matters relating to COTS Software and End User License Agreements    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04815-LA-1802883
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Installation of Cabin Systems Equipment
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Customer has requested that Boeing install in the Aircraft the in-flight entertainment and communications systems (collectively referred to as Cabin Systems Equipment or CSE) described in Attachment A to this Letter Agreement for the 787-*** Aircraft (Attachment A). CSE is BFE that Boeing purchases for Customer and that is identified in the Detail Specification for the applicable Aircraft.
1.Customer Responsibilities.
1.aCustomer will select the CSE suppliers (Supplier(s)) and system configuration) from among those identified in the *** listed in Attachment A to this Letter Agreement and ***, on or before ***; or as otherwise available in the then current Standard Selections Catalog and formally offered by Boeing.
1.aCustomer will enter into initial agreements with their selected Suppliers, or otherwise cause the selected Suppliers, to actively participate with Customer and Boeing in meetings, including but not limited to the Initial Technical Coordination Meeting (ITCM), to ensure that Supplier's functional system specifications meet Customer's and Boeing's respective requirements. Such functional system specifications define functionality to which Boeing will test prior to delivery but are not a *** at delivery.
1.bCustomer will enter into final agreements with the selected Suppliers that will:
1.2.iinclude the actual statement of work as defined at the ITCM. Final agreements will also include *** following Aircraft delivery (including ***), and any ***;
1.2.iirequire Supplier to assist the *** in the preparation of seat assembly functional test plans and procedures and coordinate integration testing; and
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BOEING PROPRIETARY

1.2.iiirequire Supplier to comply with Boeing’s type design and type certification data development and protection requirements where the Supplier has type design/certification responsibility. The requirements will require Suppliers to (i) maintain type design/certificate data for *** such type certificate for all type design and (ii) entitle Boeing to access, review, and receive such type design/certification data. These requirements will be provided to Customer upon request.
2.Boeing Responsibilities.
a.Boeing will:
i.perform the Project Manager functions stated in Attachment B;
ii.provide Aircraft interface requirements to Suppliers;
iii.assist Suppliers in the development of CSE system specifications and approve such specifications;
iv.release purchase orders, including on-dock dates to Supplier on behalf of Customer, and manage such purchase orders;
v.coordinate the resolution of technical issues with Suppliers;
vi.ensure that at the time of Aircraft delivery the CSE configuration meets the requirements of the *** contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and
vii.obtain FAA certification of the Aircraft with the conforming CSE installed therein.
3.Software.
CSE systems may contain software of the following two types:
5.aCertification Software. The software required to functionally test, operate and certify the CSE systems on the Aircraft is the Certification Software and is part of the CSE.
5.bCustomer's Software. The software which is defined by the Customer to support specified features and appearance is Customer's Software and is not part of the CSE.
i.Customer is solely responsible for specifying Customer's Software functional and performance requirements and ensuring that Customer's Software meets such requirements. Customer and Customer's Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer's Software. Boeing will not perform the functions and obligations described in paragraph 1.2 above, or the Project Manager's functions described in Attachment B, for Customer's Software.
ii.The omission of any Customer's Software or the lack of any functionality of Customer's Software will not be a valid condition for Customer's rejection of the Aircraft at the time of Aircraft delivery unless such omission or lack of functionality is due to a breach by Boeing of its obligations under this Purchase Agreement.
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BOEING PROPRIETARY

iii.Boeing has no obligation to approve any documentation to support Customer's Software certification. Boeing will only review and operate Customer's Software if in Boeing's reasonable opinion such review and operation is necessary to certify the CSE on the Aircraft.
iv.Boeing will not be responsible for obtaining FAA certification for Customer's Software.
4.Changes.
Any changes to CSE may only be made by and between Boeing and the Supplier. Customer requested changes to the CSE specification after execution of this Letter Agreement will be made in writing directly to Boeing for approval and for coordination by Boeing with the Supplier. Any such change to the configuration of the Aircraft will be *** through Boeing’s master change or other process for amendment of the Purchase Agreement. Any Supplier *** resulting from such change will be negotiated between Customer and Supplier.
5.aBoeing and Customer recognize that the developmental nature of the CSE may require changes to the CSE or the Aircraft in order to ensure (i) compatibility of the CSE with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the CSE installed therein. In such event Boeing will notify Customer and recommend to Customer the most practical means for incorporating any such change. If within *** after such notification Customer and Boeing cannot mutually agree on the incorporation of any such change or alternate course of action, the remedies available to Boeing in Paragraph 6 will apply.
5.Supplier Defaults.
Boeing will notify Customer in a timely manner in the event of a default by a Supplier under the Supplier's purchase order with Boeing. Within *** of Customer's receipt of such notification, Boeing and Customer will agree on an alternate Supplier or other course of action. If Boeing and Customer are unable to agree on an alternate Supplier or course of action within such time, the remedies available to Boeing in paragraph 6 will apply.
6.Exhibits B and C to the AGTA.
CSE is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.
7.Boeing’s Remedies.
If Customer does not perform its obligations as provided in this Letter Agreement or if a Supplier fails (for any reason other than a default by Boeing under the purchase order terms or this Letter Agreement) to deliver conforming CSE per the schedule set forth in the purchase order, then, in addition to any other remedies which Boeing may have by contract or under law, Boeing may:
6.a*** the scheduled *** of the Aircraft to accommodate the *** in delivery of the conforming CSE and base the calculation of the *** on such ***;
6.bdeliver the Aircraft without part or all of the CSE installed, or with part or all of the CSE inoperative; and/or
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Installation of Cabin Systems Equipment    Page 3
BOEING PROPRIETARY

6.c*** the Aircraft *** by the amount of Boeing's ***, including but not limited to, *** associated with *** by Boeing, any *** due to a Supplier’s failure to perform in accordance with CSE program milestones as established by Boeing and agreed to by the Supplier and particularly with respect to *** of such CSE.
8.Price and Payment.
8.a***. An estimated price for the CSE purchased by Boeing will be included in the *** to establish the *** for each Aircraft. The estimated price for the Boeing purchased CSE installed on each Aircraft is identified in Table 1 of the Purchase Agreement.
8.bAircraft Price. The Aircraft Price will include the actual CSE prices and any ***, including but not limited to ***.
9.Customer's Indemnification of Boeing.
THE PROVISIONS OF AGTA, EXHIBIT A, BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT, “INDEMNIFICATION OF BOEING” WILL APPLY TO CSE.
10.Title and Risk of Loss.
Title to CSE will remain with Boeing from the time that Boeing receives title to the CSE until the Aircraft title is transferred to Customer. Risk of loss will remain with the entity that is in possession of the CSE prior to Aircraft delivery.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.
Very truly yours,

THE BOEING COMPANY

By:
/s/ Irma L. Krueger

Its:
Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:
May 31, 2018

United Airlines, Inc.

By:
/s/ Gerald Laderman

Its:
Senior Vice President Finance and
acting Chief Financial Officer
UAL-PA-04761-LA-1802883
Installation of Cabin Systems Equipment    Page 4
BOEING PROPRIETARY

ATTACHMENT A

CABIN SYSTEMS EQUIPMENT
The following listing describes items of equipment that under the terms and conditions of this Letter Agreement are considered to be CSE (each such element referred to herein as an *** or *** as the context requires) with each such *** being more fully described in its corresponding ***. Final configuration will be based on Customer acceptance of any or all *** listed below.
***

***	***	***
***

Attachment A to UAL-PA-04761-LA-1802883
Installation of Cabin Systems Equipment    Page 1
BOEING PROPRIETARY

ATTACHMENT B

PROJECT MANAGER
1.Project Management.
Boeing will perform the following functions for the CSE. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing's reasonable opinion do not significantly affect form, fit, function, cost, or aesthetics. Boeing will be responsible for:
(a)managing the development of all program schedules;
(b)evaluating Supplier's program management and developmental plans to meet Boeing’s production schedule;
(c)defining program metrics and status requirements;
(d)scheduling and conducting program design and schedule reviews with Customer and Suppliers, as needed;
(e)monitoring compliance with schedules;
(f)evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Customer;
(g)managing the joint development of the CSE system specification; and
(h)leading the development of a joint CSE project management plan (Project Plan).
2.System Integration.
Boeing's performance as Project Manager will include the functions of systems integrator (Systems Integrator). As Systems Integrator Boeing will perform the following functions:
(a)as required, assist Suppliers in defining their system specifications for the CSE, approve such specifications and develop an overall system functional specification;
(b)Coordinate Boeing, Customer and Supplier teams to ensure the Project Plan includes sufficient Supplier testing, Supplier sub-system testing, and an overall CSE system acceptance test; and
(c)organize and conduct technical coordination meetings with Customer and Supplier(s) to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.
3.Seat Integration.
(a)Boeing will coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document No’s. D6-36230, "Passenger Seat Design and Installation"; D6-36238, "Passenger Seat Structural Design and Interface Criteria"; D222W232,
Attachment B to UAL-PA-04761-LA-1802883
Installation of Cabin Systems Equipment    Page 1
BOEING PROPRIETARY

"Seat Wiring and Control Requirements"; and D222W013-4, "Seat Assembly Functional Test Plan", as amended and superseded from time to time.
Attachment B to UAL-PA-04761-LA-1802883
Installation of Cabin Systems Equipment    Page 2
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04815-LA-1802884
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Loading of Customer Software
References:    1)    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft); and
2)    Customer Services General Terms Agreement No. 24-1 dated as of August 27, 1997 (CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (SA-EA) and Supplemental Agreement for eEnabling (SA-eE)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. The Purchase Agreement incorporates the terms and conditions of the CSGTA. This Letter Agreement modifies certain terms and conditions of the CSGTA with respect to the Aircraft. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement or the CSGTA, as the context requires.
1.Introduction
1.aAt Customer’s request, Boeing will perform a courtesy load of Customer-unique aircraft operational software and associated data owned by or licensed to Customer (Customer Software) on the Aircraft. The terms and conditions of this Letter Agreement will apply if Customer has accepted Boeing’s offer to perform a courtesy load of Customer Software on the Aircraft.
1.bCustomer Software is not part of the Aircraft type design therefore the Aircraft *** for delivery with such Customer Software installed on the Aircraft. For the Aircraft systems included in the Aircraft type design, Boeing will install its baseline production software to certify the Aircraft for *** to Customer.
2.Customer-Software Loading.
a.At Customer’s request, Boeing will temporarily load Customer Software on the Aircraft prior to Aircraft certification to support standard Customer inspection activities for the Aircraft. Following the Customer inspection activities, Boeing will remove the Customer Software.
b.At Customer’s request, Boeing will load Customer Software on the Aircraft promptly following *** to Customer.
3.Additional Terms and Conditions.
5.aCustomer must provide the Customer Software to Boeing in support of Boeing’s schedule requirements. If any Customer Software load is ***, Boeing will not be required to
UAL-PA-04815-LA-1802884
Loading of Customer Software    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

further attempt to load such Customer Software and Boeing will load Boeing baseline production software, if applicable, on the Aircraft.
5.bCustomer is responsible for all testing, verification, quality assurance, and operational approval of Customer Software.
5.cCustomer Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 9, 10, and 11 of Exhibit A “Buyer Furnished Equipment Provisions Document” of the AGTA and such Articles apply to the loading of Customer Software.
5.dThe loading of Customer Software is a service under Exhibit B “Customer Support Document” of the AGTA.
5.eBoeing makes *** for the Customer Software loading services and Article 11 of Part 2 of Exhibit C “Disclaimer and Release; Exclusion of Liabilities” of the AGTA and Article 8.2 “Insurance” of the AGTA apply to the loading of Customer Software.
4.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802884
Loading of Customer Software    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

UAL-PA-04815-LA-1802884
Loading of Customer Software    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04815-LA-1802885
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Aircraft Model ***
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Customer ***:
1.    Definitions.
“*** Aircraft” means any Model 787-***, 787-*** or 787-*** aircraft resulting from Customer ***.
2.***
2.1    The *** for each *** Aircraft is as set forth in Attachments ***. *** of *** Aircraft is subject to change if *** or *** is *** for the *** Aircraft. Unless otherwise agreed by the engine manufacturer, *** shall be *** engine manufacturer’s *** as of the date of execution of the definitive purchase agreement for the *** Aircraft
3.*** Notice.
Customer shall notify Boeing of its intent to *** at least:
3.a*** for 787-***, 787-*** and *** for a 787-*** if the aircraft had been previously certified; and
3.b*** prior to the scheduled delivery month of the Aircraft for which it will be ***.
UAL-PA-04815-LA-1802885
Aircraft Model ***    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

4.Training.
    The training terms of Supplemental Exhibit CS1 Part 1 of the Purchase Agreement shall apply to the *** Aircraft. ***.
5.***.
a.With respect to any *** Aircraft, Customer’s *** is further conditioned upon Boeing having *** for the *** in the *** as the Aircraft ***. Within *** after receipt of a ***, Boeing will provide a written response to Customer’s *** indicating *** Boeing’s ***.
b.If Boeing is *** to manufacture the *** Aircraft ***, then Boeing *** for the *** Aircraft for Customer’s *** and written acceptance within *** of ***.
c.All of Boeing’s quoted delivery positions for *** Aircraft shall be considered preliminary until such time as the parties enter into a definitive supplemental agreement in accordance with paragraph 6 below.
6.Supplemental Agreement.
Boeing and Customer will enter into a Supplemental Agreement with respect to each *** Aircraft for the purpose of *** the *** Aircraft into the Purchase Agreement. Boeing and Customer will cooperate in good faith and exert commercially reasonable efforts to negotiate and execute a Supplemental Agreement within *** of the later of (i) Customer’s *** to Boeing or (ii) ***. Upon the execution and delivery of a Supplemental Agreement pursuant to this Section 66, the aircraft identified in such Supplemental Agreement shall be deemed a *** for purposes of this Letter Agreement and an “Aircraft” as defined in the Purchase Agreement and shall be governed by the Purchase Agreement.
7.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
8.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
UAL-PA-04815-LA-1802885
Aircraft Model ***    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802885
Aircraft Model ***    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

Attachments:
Attachment A: 787-*** GE ***;
Attachment B: 787-*** GE ***; and
Attachment C: 787-*** GE ***
UAL-PA-04815-LA-1802885
Aircraft Model ***    Page 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

	Attachment C to Aircraft *** Letter UAL-PA-04815-LA-1802885 (787-***)

Airframe Model/MTOW:	787-***	*** pounds[1]		#	Detail Specification:	***
Engine Model/Thrust:	***	*** pounds			Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		***			Engine Price Base Year/*** Formula:	***	***
*** Features:		***	3	2	Airframe *** Data:
Sub-Total of Airframe and Features:		***			Base Year Index (ECI):	***
Engine Price (Per Aircraft) :		***	2	1	Base Year Index (CPI):	***
Aircraft Basic Price (Excluding BFE/SPE):		***			Engine *** Data:
Buyer Furnished Equipment (BFE) Estimate:		***	3	2	Base Year Index (ECI):	***
In-Flight Entertainment (IFE) Estimate:		***	3	2	Base Year Index (CPI):	***

[1] ***
[2] ***
[3] ***
UAL-PA-04815-LA-1802885
Aircraft Model ***    Page 5
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04815-LA-1802886
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.***
1.a.787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** Aircraft.
1.b.787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** Aircraft.
1.c.787-***.
In consideration of Customer's purchase of 787-*** Aircraft, Boeing *** at the time of delivery of each 787-*** Aircraft and 787-*** Aircraft, a *** to Customer ***. The *** is subject to the *** as *** at the time of delivery. *** may *** to *** at the time of delivery for such Aircraft, or for the *** of Boeing *** and ***, but *** Aircraft.
2.***
3.***
4.***
5.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
UAL-PA-04815-LA-1802886
Special Matters    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

6.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date:	May 31 , 2018

UNITED AIRLINES, INC.

By	/s/ Gerald Laderman

Its	Senior Vice President Finance and acting Chief Financial Officer

UAL-PA-04815-LA-1802886
Special Matters    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    Attachment A
Section 4.1 (ii) 787-*** Aircraft ***
***

	***	***
***	***	***
Attachment A to UAL-PA-04815-LA-1802886
Special Matters    Att. A, Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment B
Section 4.2 787-*** Aircraft ***
***

	***	***
***	***	***

Attachment B to UAL-PA-04815-LA-1802886
Special Matters    Att. B, Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04815-LA-1802887
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    787-*** Aircraft ***
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with the *** in the Attachment. These ***
1.Assignment.
Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.
2.Confidentiality.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

UAL-PA-04815-LA-1802887
787-*** Aircraft ***    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04815-LA-1802887
787-9 Aircraft Performance Guarantees    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

ACCEPTED AND AGREED TO this

Date:	May 31,2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer
UAL-PA-04815-LA-1802887
787-*** Aircraft ***    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

X

MODEL 787-***
FOR UNITED AIRLINES, INC.
SECTION    CONTENTS
1    AIRCRAFT MODEL APPLICABILITY
2    FLIGHT PERFORMANCE
3    SOUND LEVELS
4    AIRCRAFT CONFIGURATION
5    ***
6    ***
7    ***
1.
P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

AIRCRAFT MODEL APPLICABILITY
The *** contained in this Attachment (the "***") are applicable to the 787-*** Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished *** engines.
2.FLIGHT PERFORMANCE
2.aEnroute One-Engine-Inoperative Altitude
The FAA-approved gross weight at an enroute one-engine-inoperative altitude of *** feet at which the available gross climb gradient equals *** percent on an ***°C day ***:
***:    ***    pounds
2.bAltitude Capability - All Engines Operating
2.2.iThe altitude capability at a gross weight of *** pounds, on an ***°C day, at *** Mach number, and satisfying the conditions defined below, ***:
NOMINAL:    ***    feet
TOLERANCE:    ***    feet
***:    ***    feet
Conditions:
1)    The Aircraft will be capable of ***.
2)    The Aircraft will be capable of ***.
3)    The Aircraft will have ***.

P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

2.2.2    The gross weight capability at an altitude of *** feet, on an ***°C day, at *** Mach number, and satisfying the conditions defined below, ***:
NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
Conditions:
1)    The Aircraft will be capable of ***.
2)    The Aircraft will be capable of ***.
3)    The Aircraft will have ***.
2.cMission
i.Mission Payload
The payload for a stage length of *** nautical miles in still air (representative of a *** route) using the conditions and operating rules defined below, ***:
NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
The above payload may require special attention to payload distribution and operational procedures.

P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The takeoff gross weight is not limited by the airport conditions.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at eastbound *** cruise altitudes.
P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 5
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.
ii.Mission Payload
The payload for a stage length of *** nautical miles in still air (representative of a *** route) using the conditions and operating rules defined below, ***:
NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
The above payload may require special attention to payload distribution and operational procedures.
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The takeoff gross weight is not limited by the airport conditions.
P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 6
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at westbound *** cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 7
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 8
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 9
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

iii.Mission Block Fuel
The block fuel for a stage length of *** nautical miles in still air (representative of a *** route) with a *** pound payload using the conditions and operating rules defined below, will not be more than the following *** value:
NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
The above payload may require special attention to payload distribution and operational procedures.
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.
Takeoff:	The airport altitude is *** feet.
The takeoff gross weight is not limited by the airport conditions.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 10
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at westbound *** cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 11
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 12
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

iv.Operational Empty Weight Basis
The Operational Empty Weight (OEW) derived in paragraph 2.3.5 is the basis for the mission *** of paragraphs 2.3.1 through 2.3.3.
P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 13
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

2.3.iWeight Summary - United Airlines
Pounds
Standard Model Specification MEW			***
Configuration Specification ***
Baseline Airplane *** and ***			***
*** Interior
*** Engines
*** USG Fuel Capacity

***
***			***
***
***			***
***			***
***			***
***			***
United Airlines Manufacturer's Empty Weight (MEW)			***

Standard and Operational Items Allowance (Paragraph 2.3.6)			***

United Airlines Operational Empty Weight (OEW)			***
quantity	pounds	pounds

***		***

*** ***	***
*** ***	***

*** ***	***
*** ***	***

*** ***	***

*** ***	***
*** ***	***

P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 14
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

2.3.6 Standard and Operational Items Allowance

	Quantity	Pounds	Pounds	Pounds

Standard Items Allowance				***

Unusable Fuel			***
Oil			***
Oxygen Equipment			***
Miscellaneous Equipment			***
Galley Structure and Fixed Inserts			***

Operational Items Allowance				***

Crew and Crew Baggage			***
Flight Crew (***)	***	***
Cabin Crew (***)	***	***
Flight Crew Briefcase (***)	***	***
Cockpit Manuals (***)	***	***
Catering Allowance & Removable Inserts: ***			***
First Class	***	***
Business Class	***	***
Economy Class	***	***
Tourist Class	***	***
Passenger Service Equipment (***)			***
Potable Water - (*** USG)			***
Waste Tank Disinfectant			***
Emergency Equipment (Includes Over Water Equip.)			***
Cargo System			***
Containers (***)		***
Total Standard and Operational Items Allowance				***

3.
P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 15
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

SOUND LEVELS
a.Community Sound Levels
i.Certification
The Aircraft will be certified in accordance with the requirements of 14 CFR part 36, Stage 4 and ICAO Annex 16, Volume 1, Chapter 4.
ii.Cumulative Noise Certification Margin to Chapter 4 / Stage 4 Rule
The Cumulative Noise Certification Margin to the Chapter 4 / Stage 4 Rule will not be less than *** EPNdB.
iii.Departure Condition (***)
The sound level for Departure Noise shall be defined as the ***) and lateral noise ***. The Departure Noise level for this aircraft with a takeoff gross weight of *** pounds shall qualify this aircraft for the *** as defined in ***, and will not be more than the following *** value:
***:    ***    EPNdB
iv.Arrival Condition (***)
The sound level for Arrival Noise will be defined as *** EPNdB less than the approach noise ***. The Arrival Noise level for this aircraft with a maximum landing weight of *** pounds will qualify this aircraft for the *** as defined in ***, and will not be more than the following *** value:
***:    ***    EPNdB

P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 16
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment to Letter Agreement
No. UAL-PA-04815-LA-1802887
*** Engines

4.AIRCRAFT CONFIGURATION
4.1    The *** contained in this Attachment are based on the Aircraft configuration as defined in Boeing ***, plus any changes mutually agreed to or otherwise allowed by the Purchase Agreement to be incorporated into the original release of the Customer’s Detail Specification (hereinafter referred to as the Detail Specification). Appropriate adjustment shall be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment shall be accounted for by Boeing in its evidence of compliance with the ***.
4.2    The *** payloads of paragraphs 2.3.1 and 2.3.2, and the specified payload of the paragraph 2.3.3 *** will be *** by Boeing for the effect of the following on OEW in its evidence of compliance with the ***:
(1)    Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
(2)    The difference between the component *** given in Appendix E of the Detail Specification and the ***.
5.***
6.***
7.***

P.A. No. 4815
AERO-B-BBA4-M18-0412    SS18-0297
787-*** Aircraft ***    Attachment, Page 17
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04815-LA-1802888
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** for 787-*** Aircraft
References:    1)    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft); and
2)    Letter Agreement UAL-PA-04815-LA-1802887 entitled “787-*** Aircraft ***”
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.Applicable ***.
The Attachment to Letter Agreement No. UAL-PA-04815-LA-1802888 contains *** which apply to the 787-*** Aircraft (***). Paragraph(s) 2.3.3 of the *** includes one or more ***. The *** contained in this Letter Agreement apply if the *** report furnished to Customer for any 787-*** Aircraft pursuant to Article 5.4 of the AGTA shows *** than the ***.
2.Demonstration of ***.
Article 5.4 of the AGTA and the *** provide a procedure for demonstration of *** with the *** prior to 787-*** Aircraft delivery. That method will be used to demonstrate *** with the ***.
3.Rights and Obligations in the Event of a ***.
In the event of a *** for any 787-*** Aircraft, at the time Boeing tenders that 787-*** Aircraft for delivery, *** set forth in sections 4 and 5. Customer *** delivery of such 787-*** Aircraft ***.

4.Post Delivery ***.
In the event of a *** for any 787-*** Aircraft, the following terms and conditions will apply:
4.a***, or may cause *** to *** parts and/or *** which, *** on such 787-*** Aircraft, would ***.
4.bIf ***, or causes to be *** such 787-*** Aircraft, then Customer and Boeing will *** upon the details of *** program. *** will be provided, except those provided *** to ***. Unless agreed to otherwise, ***. Boeing and/or ***, as applicable, will provide reasonable support for such program *** to ***.
4.cIf Customer elects to *** on such 787-*** Aircraft, *** after the delivery *** during 787-*** Aircraft *** which cannot be *** during 787-*** Aircraft *** will be *** within a mutually agreed period of time. *** according to Boeing and engine manufacturer instructions.
*** for 787-*** Aircraft
UAL-PA-04815-LA-1802888    Page 1
BOEING PROPRIETARY

4.d*** related to engines will also apply to spare engines ***. Boeing ***, will give Customer reasonable advance written notice of the estimated *** at Customer’s maintenance base for any such ***. *** this Letter Agreement and be *** to *** using established *** procedures and other terms identified in the *** described in paragraph ***.
5.***
If *** following delivery of a 787-*** Aircraft for which there is a *** Boeing has not provided, or caused *** which ***, then Boeing will *** described in this section 5. No *** will be *** pursuant to this section 2 for any 787-*** Aircraft not *** Customer.
a.***. *** to Customer pursuant to this section 5 will be *** by Boeing and/or the *** the time of a 787-*** Aircraft delivery for which there is *** or at the time of 787-*** Aircraft delivery, whichever is later. In the event of a *** from the *** for a 787-*** Aircraft, the total amount of *** will not *** for each applicable 787-*** Aircraft *** for each applicable 787-*** Aircraft. *** amount will be *** of the ***. The amounts stated in this paragraph 5.1 are stated in *** dollars and will *** the scheduled month of the *** 787-*** Aircraft delivery pursuant to the *** set forth in the Purchase Agreement applicable to the 787-*** Aircraft.
b.*** Adjustments. The *** attributable to *** will be determined by Boeing analysis based on data certified to be correct by Boeing. The *** will be deemed to be the *** as calculated using *** based on the data furnished pursuant to Article *** of the AGTA. If *** in a 787-*** Aircraft as set forth in paragraph 4.3 above, *** with the *** after such ***. If Customer elects not to *** in any applicable 787-*** Aircraft as set forth in paragraph 4.3 above, ***.
6.***
Boeing and Customer agree it is not the intent of the parties to provide benefits hereunder that *** to be provided (a) by Boeing under the Purchase Agreement, or any other agreement between Boeing and Customer, or (b) by *** under any agreement between *** and Customer, due to the 787-*** Aircraft ***.
7.***
Customer agrees that the *** contained in paragraphs 4 and 5 herein are *** for purposes of *** with respect to the *** of Customer’s 787-*** Aircraft and are *** of any and all of Boeing’s *** and *** to Customer in connection therewith. Customer *** Boeing and ***.
8.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s ***.
9.Confidentiality.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.
Very truly yours,

*** for 787-*** Aircraft
UAL-PA-04815-LA-1802888    Page 2
BOEING PROPRIETARY

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

*** for 787-*** Aircraft
UAL-PA-04815-LA-1802888    Page 3
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

*** for 787-*** Aircraft
UAL-PA-04815-LA-1802888    Page 4
BOEING PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207
UAL-PA-04815-LA-1802889
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Demonstration Flight Waiver
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Definition of Terms:
***
The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight. For each test flight waived, *** agrees to *** an amount of *** at delivery that, including the ***, totals the following ***:

Aircraft Model	***
787	***
Further, *** agrees to *** for any *** as a result of the discovery of a *** during the first flight of the aircraft by *** following delivery to the extent such *** are *** under a *** provided by *** or any of *** suppliers.
Should a *** which requires the return of the Aircraft to *** facilities at ***, so that *** may *** such ***, Boeing and Customer agree that title to and risk of loss of such Aircraft will ***. In addition, it is agreed that *** will have *** while it is on the ground at *** facilities in ***, as is chargeable by law to a bailee for mutual benefit, but *** shall *** for ***.
To be *** for ***, Customer shall submit a written itemized statement describing any *** and indicating the *** by *** for each ***. This request must be submitted to ***, within *** after the ***.

UAL-PA-04815-LA-1802889
Demonstration Flight Waiver    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802889
Demonstration Flight Waiver    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

UAL-PA-04815-LA-1802889
Demonstration Flight Waiver    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-1802890
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Privileged and Confidential Matters
Reference:    Purchase Agreement No.  04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing and Customer agree that certain commercial and financial information contained in or transmitted pursuant to the Purchase Agreement and the Aircraft General Terms Agreement (AGTA) (together the “Purchase Agreement”) between Boeing and Customer and all letter agreements made a part of the Purchase Agreement, including exhibits or attachments thereto are considered by Boeing and Customer as privileged and confidential and the parties agree that the information contained therein or transmitted pursuant to (Information) represents confidential business information. Except as specified below, each of Boeing and Customer is prohibited from disclosing the Information to any person, entity, or government agency. Each party shall protect the confidentiality of such Information in the manner similar to how a party protects its own Information of a similar nature, but with no less than a reasonable standard of care. This provision shall not restrict a party from taking any steps necessary to protect and safeguard its interests relating to the Information, including obtaining a protective order or other injunctive relief, where appropriate.
(a)    Employees. A party may disclose the Information to its own employees (including the employees of Customer’s controlled subsidiaries United Air Lines, Inc. and Continental Airlines, Inc.) who (i) have a need to know the Information for purposes of assisting said party in the evaluation or administration of the Purchase Agreement or such party’s business operations and (ii) have been instructed to not disclose the Information except as provided by this Letter Agreement.
(b)    Professional Advisors. A party may disclose the Information to its auditors, insurers, financial advisors, consultants and attorneys (“Professional Advisors”) who have a need to know the Information in connection with providing services to said party only when said party has first obtained from the Professional Advisor a written obligation of confidentiality and restricted use that is no less restrictive than the terms of this Letter Agreement. Each party shall be fully responsible to the other party for the Professional Advisors' compliance with such obligations.
(c)    Regulatory Requirements. A party may disclose in a regulatory or other government filing that part of the Information which is required by applicable law
UAL-PA-04815-LA-1802890
Privileged and Confidential Matters    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

or regulation to be disclosed in such regulatory or other governmental filings, including filings with the Securities and Exchange Commission (“SEC”), but only in accordance with the following requirements:
(i)     The disclosing party shall advise the other party in writing of such disclosure requirement prior to making such disclosure to enable the other party to take those steps it deems necessary to protect the Information; and
(ii)    The disclosing party shall, as requested by the other party, seek redaction and/or confidential treatment for the Information or parts thereof from the SEC or other applicable regulators.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802890
Privileged and Confidential Matters    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President and acting Chief Financial Officer
UAL-PA-04815-LA-1802890
Privileged and Confidential Matters    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04815-LA-1802891
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    787-***
Reference:    Purchase Agreement 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.Definitions.
*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.
*** Aircraft will have the meaning specified in Letter Agreement Number UAL-PA-03860-LA-1209265R204815-LA-1802897, as amended, relating to 787-*** Aircraft.
Program Aircraft means each 787-*** Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement, any 787-*** Aircraft for which Customer has ***, and the *** 787-*** Aircraft scheduled to deliver *** if they are *** to 787-*** Aircraft.
2.Applicability.
Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for each Program Aircraft shall be determined in accordance with this Letter Agreement.
3.*** Forecast.
Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The *** forecast applicable to a given Program Aircraft is set forth in Attachment A.
4.***
4.a***
4.1.i***
4.1.ii***
UAL-PA-04815-LA-1802891
787-***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.1.iii***
4.1.ivIn the event that Boeing *** either the *** Notice as detailed in Article 4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected Program Aircraft.
4.bIf Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** days of its receipt of the *** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** to Customer, *** for the *** Program Aircraft.
i.Within *** days of Boeing’s receipt of *** notice for any such *** Program Aircraft under Article 4.2 above, Boeing *** by written notice to Customer to *** related to such *** Program Aircraft ***, by Customer.
ii.Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such Program Aircraft shall be *** in accordance with Article 4.1.2.
4.cIn the event that the *** of a Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such Program Aircraft will be determined pursuant to Article 5 below.
5.***
6.***
7.***
***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be ***.
1.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
UAL-PA-04815-LA-1802891
787-***            Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By	/s/ Irma L. Krueger

Its	Attorney-in-Fact

UAL-PA-04815-LA-1802891
787-***            Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04815-LA-1802891
787-***            Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President and acting Chief Financial Officer

Attachment B to UAL-PA-04815-LA-1802891
787-***            Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A
*** Forecast & *** Notice Date

*** Forecast	Applicable to Program Aircraft Delivering in Time Period	*** Notice Date
***	***	***

ATTACHMENT B
***

***	***	***	***

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04815-LA-1802892
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Terms – Seats
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All capitalized terms used but not defined in this Letter Agreement will have the same meaning as defined in the Purchase Agreement.
1.Definitions.
1.aCovered Seats shall mean those seats which are not otherwise identified in Exhibit A to the Purchase Agreement as Buyer Furnished Equipment.
2.Applicability of Supplemental Exhibit CS1 to the Purchase Agreement.
a.Boeing did not enter into *** with *** of the ***. Customer is *** to enter into such *** with *** of *** of Supplemental Exhibit CS1 to the Purchase Agreement.
1.aBoeing will incorporate the ***, received from *** of ***, into Customer’s *** Materials *** of each Aircraft reflecting the configuration of that Aircraft as delivered. Upon Customer’s request, Boeing *** delivery to *** subject to the terms of the Purchase Agreement, Supplemental Exhibit CS1 (787 Customer Support Document), Part 2, Article 2.3 relating to Additional Services.
UAL-PA-04815-LA-1802892
787 Special Terms - Seats    Page 1
BOEING / UNITED AIRLINES PROPRIETARY

3.Applicability of the Provisions of Exhibit C to the AGTA.
*** the provisions of Part 4 of Exhibit C to the AGTA, the following *** will apply to ***:
“Boeing will obtain *** against *** by Customer from *** of the *** on the Aircraft ***. If requested by Customer, Boeing will provide copies of *** and *** to Customer upon request.”
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer
UAL-PA-04815-LA-1802892
787 Special Terms - Seats    Page 2
BOEING / UNITED AIRLINES PROPRIETARY

UAL-PA-04815-LA-1802892
787 Special Terms - Seats    Page 3
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-1802893
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    AGTA Matters
References:    1)    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft); and
2)    Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA),
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement or the AGTA, as the context requires.
1.AGTA Basic Articles.
Article 11 of the AGTA i entitled “Notices” is revised to read as follows:
Article 11.    Notices.
All notices required by this AGTA or by any applicable purchase agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

UNITED	BOEING

By mail:
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

By Courier:
United Airlines, Inc.
233 South Wacker Drive – HDQPP
Chicago, Illinois 60606
Attn: Vice President of Procurement_______________

By mail:
The Boeing Company
P.O. Box 3707
Mail Code: 21-43
Seattle, WA 98124
By Courier:
Boeing Commercial Airplanes
1901 Oakesdale Avenue SW
Renton, Washington 98057
Attn: Vice President – Contracts
Mail Code 21-24

UAL-PA-04815-LA-1802893
AGTA Matters    Page 1
BOEING / UNITED AIRLINES PROPRIETARY

2.Appendices to the AGTA.
Appendix I, entitled “SAMPLE Insurance Certificate”, under the LIMITS OF LIABILITY section, the aircraft models and corresponding insurance amounts are hereby revised as follows:

787, all models	***

3.Exhibit C to the AGTA, “Product Assurance Document”.
3.1    Part 2, Article 3.1, subsection (i), of Exhibit C of the AGTA is revised to read as follows:
for Boeing aircraft models 777F, 777-200, 777-300ER, 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends *** after Delivery.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-In-Fact

UAL-PA-04815-LA-1802893
AGTA Matters    Page 2
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

UAL-PA-04815-LA-1802893
AGTA Matters    Page 3
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-1802894
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Assignment Matters
References:    1)     Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft); and
2)    Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement and the AGTA. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement or the AGTA, as the context requires.
1.Assignment of Customer’s Interest.
Notwithstanding any statement to the contrary in the Purchase Agreement or the AGTA, Boeing will consent to any reasonable request by Customer to assign the Purchase Agreement to any Customer controlled subsidiary provided that:
1.aCustomer notifies Boeing of its intent to exercise its right to assign Aircraft in writing no less than *** prior to the first day of the scheduled delivery month of the Aircraft to be assigned, ***;
1.bBoeing shall not be subject to any additional liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement;
1.cCustomer’s assignment will include all of its rights and obligations under the Purchase Agreement with respect to the Aircraft and Customer’s assignee will assume all of Customer’s right and obligations under the Purchase Agreement with respect to the Aircraft.
1.dCustomer’s assignee is a controlled subsidiary of Customer at the time of assignment.
1.eThe assignment shall not modify in any respect the continued rights of Boeing under the Purchase Agreement, or require Boeing to divest itself of title to or possession of the Aircraft, or any other things, until delivery thereof and full payment is provided to Boeing; and
1.fBoeing is provided with an adequate guarantee of performance of all obligations under this Purchase Agreement in a form reasonably satisfactory to Boeing;
UAL-PA-04815-LA-1802894
Assignment Matters    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

2.Assignment.
Except as provided herein, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
3.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802894
Assignment Matters    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

UAL-PA-04815-LA-1802894
Assignment Matters    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-1802895
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Matters
References:    1)    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft); and
2)    Aircraft General Terms Agreement dated as of October 10, 1997 between the parties, identified as AGTA-CAL (AGTA)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement or the AGTA, as the context requires.
1.***
2.***
3.*** Rights.
3.aCustomer agrees that ***.
3.bIn the event Boeing *** to Boeing pursuant to Article 3.1, absent instruction from Boeing to the contrary, Customer shall, *** under the Purchase Agreement as amended by this Letter Agreement. Customer will ***.
3.cFor all purposes of this paragraph 3, including without limitation, notice, *** or any other application, ***. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.
4.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
UAL-PA-04815-LA-1802895
*** Matters    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

5.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters”.
If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802895
*** Matters    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

UAL-PA-04815-LA-1802895
*** Matters    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-1802896
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Model 787 e-Enabling Software Matters
References:    1)    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft); and
2)    Customer Services General Terms Agreement No. 24-1 dated as of August 27, 1997 (CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (SA-EA) and Supplemental Agreement for eEnabling (SA-eE)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. The Purchase Agreement incorporates the terms and conditions of the CSGTA. This Letter Agreement modifies certain terms and conditions of the CSGTA with respect to the Aircraft. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement or the CSGTA, as the context requires.
1.Customer’s Aircraft is equipped with onboard loadable hardware, including such hardware as the *** and the ***. Boeing will load certain data and install certain Boeing e-Enabling software, as set forth in the Purchase Agreement and the 787 Software License Orders, on the loadable hardware. All such e-Enabling software licensed from Boeing will be considered ***, and not ***, as these terms are defined in the Purchase Agreement.
2.Certain technical data and maintenance information specified in Article 3 of Part 3 of Supplemental Exhibit CS1 to the Purchase Agreement may be provided in ***, made available for loading onto Customer’s maintenance laptop or conveyed through electronic access. Such data and the software required to access such data and information will be considered ***, and not *** even when used onboard the Aircraft.
UAL-PA-04815-LA-1802896    Page 1
787 e-Enabling
BOEING/UNITED AIRLINES, INC. PROPRIETARY

3.Additional Terms and Conditions.
Boeing will license and load or install the above *** on the following conditions:
(a)Notwithstanding any provision in the Purchase Agreement to the contrary, the license and access to the *** referred to in Articles 1 and 2, above, as well as the provision and license of the *** for the *** and the ***, will be pursuant to the terms and conditions of the CSGTA; and
(b)The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions of Article 8.2 of the AGTA will apply to Boeing’s loading/installation of the ***.
4.    The parties acknowledge that the CSGTA has previously been executed by the parties *** delivery of Customer’s first 787 Aircraft under this Purchase Agreement.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802896    Page 2
787 e-Enabling
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

UAL-PA-04815-LA-1802896    Page 3
787 e-Enabling
BOEING/UNITED AIRLINES, INC. PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04815-LA-1802897
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Aircraft
Reference:    Purchase Agreement 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Boeing agrees to manufacture and sell to Customer additional Boeing model 787-*** aircraft and 787-*** aircraft with either model being referred to herein as *** Aircraft. The model, delivery *** per aircraft and *** schedule are listed in Attachments A-1 and A-2 to this Letter Agreement (collectively Attachment A or Attachments).
1.Aircraft Description and Changes.
1.aAircraft Description: The *** Aircraft are described by the Detail Specification listed in Attachment A, and are subject to the items in section 1.2 below.
1.bChanges: The Detail Specification will be revised to include:
(1)Changes applicable to the *** Model 787 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the *** Aircraft;
(2)Changes required to obtain required regulatory certificates; and
(3)Changes mutually agreed upon.
2.Price.
2.a.The *** of the *** Aircraft are listed in Attachment A to this Letter Agreement.
2.b.***
2.2.i.***. The *** that will be identified in the definitive agreement for the *** Aircraft will equal (i) the *** as of the date of execution of the Purchase Agreement for the ***, and (ii) for any changes incorporated between the date of execution of the Purchase
P.A. No. 04815
UAL-PA-04815-LA-1802897, *** Aircraft    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Agreement for the *** and the date of execution of the definitive agreement for the *** Aircraft, the *** associated with such changes will be those first published by Boeing ***.  For the avoidance of doubt, *** that are not published by Boeing as of the date of execution of the Purchase Agreement for the *** will be *** to the same *** as the *** for the *** in accordance with *** Boeing uses ***.  The *** for the *** Aircraft will *** in accordance with Supplemental Exhibit AE1.  Boeing represents that the *** provided in this Article 2.2 are consistent with the terms of Letter Agreement 6-1162-KKT-080, as amended.
2.2.ii.***. The *** and the *** for *** Aircraft will be *** on the same basis as the Aircraft, and will *** to Boeing’s *** as of the date of execution of the definitive agreement for the *** Aircraft.
2.2.iii.***. The ***, listed in Exhibit Supplement EE1 to the Purchase Agreement, have been *** to the months of scheduled delivery using *** listed in the Attachment A to this Letter Agreement. The *** will be *** by the *** prior to the signing of a definitive agreement for the *** Aircraft.
2.2.iv.***. The *** and the *** of the *** Aircraft will be *** to Boeing’s and the *** as of the date of execution of the definitive agreement for the *** Aircraft.
3.Payment.

3.1    Customer will pay a *** to Boeing in the amount shown in Attachment A for each *** Aircraft (***), on the date of this Letter Agreement. If Customer *** an ***, the *** will be *** against the ***. If Customer does not *** an ***, Boeing will retain the *** for that *** Aircraft and apply it, ***. If no ***, then the *** may be applied to *** for Boeing *** and ***.
5.bIf Customer *** its *** to acquire an *** Aircraft, *** in the amounts and at the times listed in Attachment A will be *** for that *** Aircraft. The *** of the Aircraft Price for that *** Aircraft will be paid ***.
4.***
5.aCustomer may *** by giving written notice to Boeing no later than (i) *** for the *** Aircraft delivering in ***; and (ii) *** prior to the first business day of the applicable delivery month listed in the Attachment for all remaining *** Aircraft.
5.bCustomer’s Model 787-*** aircraft and 787-*** aircraft in Attachment A and to this Letter Agreement are scheduled by ***. Upon *** of an *** Aircraft, Boeing has the *** the scheduled delivery by *** or *** from the month in Attachment A to this Letter Agreement with written notice to Customer no less than *** prior to the scheduled delivery month; provided, that Boeing will endeavor to *** whose scheduled delivery months are *** whose scheduled delivery months are ***. Any *** will *** Aircraft delivery schedule and all other applicable terms and conditions will be *** accordingly. Such delivery *** will not be considered either an *** or ***, and all applicable terms and conditions set forth in the Purchase Agreement (e.g., *** and *** and ***) shall be aligned to such *** delivery month.
P.A. No. 04815
UAL-PA-04815-LA-1802897, *** Aircraft    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.Contract Terms.
Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an *** Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the *** Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within *** following ***, either party *** the purchase of *** Aircraft by giving written notice to the other within ***. If Customer and Boeing *** into such definitive agreement, Boeing will *** the *** for that *** Aircraft unless *** is attributable to ***, in which case the *** shall be *** to Customer ***.

Attachment A-1: 787-***: *** Aircraft Delivery, Description, Price and *** Attachment A-2: 787-***: *** Aircraft Delivery, Description, Price and ***

Very truly yours,

THE BOEING COMPANY

By	Irma L. Krueger

Its	Attorney-in-Fact
P.A. No. 04815
UAL-PA-04815-LA-1802897, *** Aircraft    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31 , 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

P.A. No. 04815
UAL-PA-04815-LA-1802897, Option Aircraft    Page 4
BOEING PROPRIETARY

Attachment A-1 to Letter Agreement UAL-PA-04815-LA-1802897 787-*** Aircraft *** Delivery, Description, Price and *** (787-***)

				*** to be delivered to Customer under any purchase agreement ***		THIS TABLE PREPARED USING *** 787-***/787-*** Aircraft ***
	Airframe Model/MTOW:		787-***	*** pounds	#	*** pounds	#		Detail Specification:		***	2Q12 External Fcst
	Engine Model/Thrust:		***	*** pounds		*** pounds			Airframe Price Base Year/*** Formula:		***	***
	Airframe Price:			***		***			Engine Price Base Year/*** Formula:		***	***
	*** Features:			***	2	***	2		Airframe *** Data:
	Sub-Total of Airframe and Features:			***		***			Base Year Index (ECI):		***
	Engine Price (Per Aircraft):			***	1	***	1		Base Year Index (CPI):		***
	Aircraft Basic Price (Excluding BFE/SPE):			***		***			Engine *** Data:
	Buyer Furnished Equipment (BFE) Estimate:			***					Base Year Index (ECI):		***
	In-Flight Entertainment (IFE) Estimate:			***					Base Year Index (CPI):		***

	Non-Refundable Deposit/Aircraft at Def Agreement			***	+

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor	*** Factor	***			*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
									***	***	***	***
			(Airframe)	(Engine)					***	***	***	***
***	***	***	***	***	***			***	***	***	***	***
	Total:	***

[1] ***
[2] ***
+ ***
# ***

P.A. No. 04815
UAL-PA-04815-LA-1802897, *** Aircraft    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A-2 to Letter Agreement 04815-LA-1802897 Entitled "*** Aircraft" 787-*** Aircraft Delivery, Description, Price and *** (787-***)

Airframe Model/MTOW:			787-***	*** pounds	1			Detail Specification:		***	4Q15 External Fcst
Engine Model/Thrust:			***	*** pounds				Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***				Engine Price Base Year/*** Formula:		***	***
*** Features:				***	3
Sub-Total of Airframe and Features:				***				Airframe *** Data:
Engine Price (Per Aircraft):				***	2			Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***				Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***				Engine *** Data:
In-Flight Entertainment (IFE) Estimate:				***				Base Year Index (ECI):		***
Deposit per Aircraft:				***				Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	*** Expiration Date	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
								***	***	***	***
								***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
	Total:	***

[1] ***
[2] ***
[3] *** Letter Agreement UAL-PA-04815-LA-1802881 entitled "Open Configuration Matters"
P.A. No. 04815
UAL-PA-04815-LA-1802897, *** Aircraft    Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04815-LA-1802898
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** Rights for Certain 787 Aircraft
Reference:    Purchase Agreement No. 04815 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 787 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
1.In response to Customer’s ***, Boeing is *** to *** Boeing Model 787-*** aircraft (787 *** Aircraft) specified in Attachment 1 to this Letter Agreement as follows:
1.aIf Customer desires *** of the *** 787 *** Aircraft, then Customer must provide written notice to Boeing by a date that is *** (Approval Deadline) of its *** of the *** 787 *** Aircraft (Such notice referred to herein as a *** Notice and the 787 Aircraft are defined as the *** 787 Aircraft). /
1.1.iIf Customer provides a *** Notice pursuant to Section 1.1 above prior to the Approval Deadline in respect of the *** 787 Aircraft, then with respect to the *** 787 Aircraft:
1.1.1.1The rights and obligations of both parties will *** in respect of *** 787 Aircraft.
1.1.1.2Boeing will *** the *** of *** 787 Aircraft.
1.1.1.3Boeing will *** the 787 *** and *** Customer obligations for (i) *** obligations; (ii) *** at aircraft delivery or (iii) Customer’s *** of Boeing *** and ***.
1.bUnless Customer provides Boeing with a *** Notice by the Approval Deadline:
i.The *** for each 787 *** Aircraft will be due according to the payment schedule included in Attachment 1 to this Letter Agreement; and
ii.Each 787 *** Aircraft shall be deemed (i) a *** 787-*** Aircraft; or (ii) if *** pursuant to Letter Agreement No. UAL-PA-04815-LA-1802885 entitled “Aircraft Model ***”, a 787-*** Aircraft or a 787-*** Aircraft, as applicable, for all purposes of the Purchase Agreement including the Letter Agreement entitled “Special Matters”. The parties will deem Attachment 1 to be a supplement to the Table 1 in effect at the date of this Letter Agreement without further Purchase Agreement revision being required. For administrative convenience, a compilation of Table 1 to the Purchase Agreement to formally incorporate the Attachment 1 revisions can be prepared if requested by either party.
UAL-PA-04815-LA-1802898
*** Rights: Certain 787 Aircraft    Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

1.cThe parties agree to execute a revision of Letter Agreement 6-1162-RCN-1935 Amendment 1R5 by no later than December 5, 2018 for actions taken or not taken by Customer as a result of this Letter Agreement.
2.Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04815-LA-1802898
*** Rights: Certain 787 Aircraft    Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	May 31, 2018

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Senior Vice President Finance and acting Chief Financial Officer

UAL-PA-04815-LA-1802898
*** Rights: Certain 787 Aircraft    Page 3
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Attachment 1 to Letter Agreement 04815-LA-1802898 Entitled "*** Rights for Certain 787 Aircraft" 787-*** Aircraft Delivery, Description, Price and *** (787-***)

Airframe Model/MTOW:			787-***	*** pounds	1	Detail Specification:		***	4Q15 External Fcst
Engine Model/Thrust:			***	*** pounds		Airframe Price Base Year/*** Formula:		***	***
Airframe Price:				***		Engine Price Base Year/*** Formula:		***	***
*** Features:				***	3
Sub-Total of Airframe and Features:				***		Airframe *** Data:
Engine Price (Per Aircraft):				***	2	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):				***		Base Year Index (CPI):		***
Buyer Furnished Equipment (BFE) Estimate:				***		Engine *** Data:
In-Flight Entertainment (IFE) Estimate:				***		Base Year Index (ECI):		***
Deposit per Aircraft:				***	4	Base Year Index (CPI):		***

# of Aircraft	Delivery Date	Number of Aircraft	*** Factor (Airframe)	*** Factor (Engine)	*** Forecast	*** Estimate *** Base Price Per A/P	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
						***	***	***	***
						***	***	***	***
***	***	***	***	***	***	*** ***	***	***	***
	Total:	***

[1] ***
[2] ***
[3] *** Letter Agreement UAL-PA-04815-LA-1802881 entitled "Open Configuration Matters"
[4] Amount is as of the Effective Date
UAL-PA-04815-LA-1802898
*** Rights: Certain 787 Aircraft    Page 4
BOEING/UNITED AIRLINES, INC. PROPRIETARY